F.N.B. Corporation Investor Presentation Third Quarter 2016 August 15-16, 2016 Exhibit 99.1

The
presentation
includes
“snapshot”
information
about
F.N.B.
Corporation
used
by
and
of
illustration
and
is
not
intended
as
a
full
business
or
financial
review
and
should
be
viewed
in
the
context
of
all
the
information
made
available
by
F.N.B.
Corporation
in
its
SEC
filings.
The
information
provided
in
this
presentation
and
the
reports
F.N.B.
Corporation
files
with
the
Securities
and
Exchange
Commission
often
contain
“forward-looking
statements”
relating
to
present
or
future
trends
or
factors
affecting
the
banking
industry
and,
specifically,
the
operations,
markets
and
products
of
F.N.B.
Corporation.
These
forward-looking
statements
involve
certain
risks
and
uncertainties.
There
are
a
number
of
important
factors
that
could
cause
F.N.B.
Corporation’s
future
results
to
differ
materially
from
historical
performance
or
projected
performance.
These
factors
include,
but
are
not
limited
to
the
risks
discussed
in
F.N.B.
Corporation’s
2015
Form
10-K
such
as:
(1)
a
significant
increase
in
competitive
pressures
on
financial
institutions;
(2)
a
challenging
interest
rate
environment;
(3)
changes
in
prepayment
speeds,
loan
sale
volumes,
charge-offs
and
loan
loss
provisions;
(4)
general
economic
conditions;
(5)
various
monetary
and
fiscal
policies
and
regulations
of
the
U.S.
government
that
may
adversely
affect
the
businesses
in
which
F.N.B.
Corporation
is
engaged;
(6)
technological
issues
which
may
adversely
affect
F.N.B.
Corporation’s
operations
or
customers;
(7)
changes
and
trends
in
the
capital
markets;
(8)
housing
prices;
(9)
job
market;
(10)
consumer
confidence
and
spending
habits;
(11)
estimates
of
fair
value
of
certain
F.N.B.
Corporation
assets
and
liabilities;
(12)
the
effects
of
current,
pending
and
future
legislation,
regulation
and
regulatory
actions,
and
(13)
the
impact
of
federal
regulated
agencies
that
have
oversight
or
review
of
F.N.B.
Corporation’s
business
and
securities
activities.
F.N.B.
Corporation
undertakes
no
obligation
to
revise
these
forward-looking
statements
or
to
reflect
events
or
circumstances
after
the
date
of
this
presentation.
To
supplement
its
consolidated
financial
statements
presented
in
accordance
with
Generally
Accepted
Accounting
Principles
(GAAP),
the
Corporation
provides
additional
measures
of
operating
results,
net
income
and
earnings
per
share
(EPS)
adjusted
to
exclude
certain
costs,
expenses,
and
gains
and
losses.
The
Corporation
believes
that
these
non-GAAP
financial
measures
are
appropriate
to
enhance
the
understanding
of
its
past
performance
as
well
as
prospects
for
its
future
performance.
In
the
event
of
such
a
disclosure
or
release,
the
Securities
and
Exchange
Commission’s
Regulation
G
requires:
(i)
the
presentation
of
the
most
directly
comparable
financial
measure
calculated
and
presented
in
accordance
with
GAAP
and
(ii)
a
reconciliation
of
the
differences
between
the
non-GAAP
financial
measure
presented
and
the
most
directly
comparable
financial
measure
calculated
and
presented
in
accordance
with
GAAP.
The
Appendix
to
this
presentation
contains
non-GAAP
financial
measures
used
by
the
Corporation
to
provide
information
useful
to
investors
in
understanding
the
Corporation's
operating
performance
and
trends,
and
facilitate
comparisons
with
the
performance
of
the
Corporation's
peers.
While
the
Corporation
believes
that
these
non-GAAP
financial
measures
are
useful
in
evaluating
the
Corporation,
the
information
should
be
considered
supplemental
in
nature
and
not
as
a
substitute
for
or
superior
to
the
relevant
financial
information
prepared
in
accordance
with
GAAP.
The
non-GAAP
financial
measures
used
by
the
Corporation
may
differ
from
the
non-GAAP
financial
measures
other
financial
institutions
use
to
measure
their
results
of
operations.
This
information
should
be
reviewed
in
conjunction
with
the
Corporation’s
financial
results
disclosed
on
July
21,
2016,
and
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission.
Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information
2

Cautionary Statement Regarding Forward-Looking Information and Non-
GAAP Financial Information
3
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation (“FNB”) and Yadkin Financial Corporation (“Yadkin”). Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions.  These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in FNB and Yadkin reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals in a timely manner and without significant expense or other burdens; meet other closing conditions to the Merger, including applicable regulatory approvals and the approval by FNB and
Yadkin shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the FNB and Yadkin businesses or fully realizing anticipated cost savings and revenues; business disruption following the Merger; the challenges attendant  to entering a new remote geographic market, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FNB products and services by Yadkin customers; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions or to effectively implement integration and data conversion plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions and policies of the Federal Reserve Board and the Office of the Comptroller of the Currency and legislative and regulatory actions and reforms. FNB and Yadkin undertake no obligation to revise their respective forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the FNB and Yadkin have respectively provided additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses. FNB and Yadkin believe that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance. In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The Appendix to this presentation contains non-GAAP financial measures used by the FNB and Yadkin to provide information useful to investors in understanding each Company’s respective operating performance and trends, and facilitate comparisons with the performance of each of FNB’s and Yadkin’s respective peers. While each of FNB and
Yadkin believe that these non-GAAP financial measures are useful in evaluating each company, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP. The non-GAAP financial measures used by each of FNB and Yadkin may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. This information should be reviewed in conjunction with each of FNB’s and Yadkin’s financial results disclosed on July 21, 2016 and in its periodic filings with the Securities and Exchange Commission.
ADDITIONAL INFORMATION ABOUT THE MERGER
This communication is being made in respect of the proposed transaction involving Yadkin and FNB. This material is not a solicitation of any vote or approval of Yadkin’s or FNB's shareholders and is not a substitute for the joint proxy statement/prospectus or any other documents which Yadkin and FNB may send to their respective shareholders in connection with the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.
F.N.B. Corporation and Yadkin Financial Corporation will file a joint proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.
THE RESPECTIVE SHAREHOLDERS OF AND F.N.B. CORPORATION AND YADKIN FINANCIAL CORPORATION ARE ADVISED TO READ THE JOINT PROXY
STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR
SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The proxy statements/prospectuses and other relevant materials (when they become available), and any other documents F.N.B. Corporation and Yadkin Financial Corporation have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer,  F.N.B. Corporation, One North Shore Center, Pittsburgh, PA 15212 , telephone: (724) 983-3317; and may obtain free copies of the documents Yadkin Financial Corporation has filed with the SEC by contacting Terry Earley, CFO, Yadkin Financial Corporation, 3600 Glenwood Avenue, Raleigh, NC 27612,
telephone: (919) 659-9015.
F.N.B. Corporation and Yadkin Financial Corporation and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of
F.N.B. Corporation and Yadkin Financial Corporation in connection with the proposed merger. Information concerning such participants' ownership of F.N.B. Corporation and Yadkin
Financial Corporation common shares will be set forth in the joint proxy statements/prospectuses relating to the merger when they become available. This communication does not constitute an offer of any securities for sale.

F.N.B. Corporation About F.N.B. Corporation Favorably Positioned for Long-Term Success 4

About
F.N.B.
Corporation
–
Pro
Forma
with
Yadkin
•
Assets: $28.7 billion
(1)
•
Loans: $19.8 billion
(1)
•
Deposits: $21.1 billion
(1)
•
#6 bank in Raleigh
•
#8 bank in Charlotte
•
#6 bank in Piedmont Triad
(5)
(1) Pro-Forma for pending acquisition of Yadkin Financial Corporation as of 6/30/16 (2) As of August 10, 2016 TSR for FNB, includes the market capitalization for YDKN and FNB combined based on closing prices. (3) SNL Financial, MSA retail market share (excludes custodian banks). (4) Pro-Forma for pending HBAN acquisition of FMER.
(5) Greensboro –
High Point MSA and Winston –
Salem MSA.
5
•
Headquarters: Pittsburgh, PA
•
Banking locations: 430
(1)
•
Pro-Forma Market Capitalization: $3.9 billion
(2)
High-Quality,
Growing Regional Financial
Institution
Operating Strategy
•
Middle market regional bank focused on serving consumer and wholesale banking clients
•
Reposition and reinvest in the franchise
•
Expand market share potential and organic growth opportunities
•
Maintain disciplined expense control
•
Maintain a low-risk profile
•
Attractive and expanding footprint: Banking locations spanning eight states
•
Leading presence with top regional bank market share in major metropolitan markets
(3)
•
#3 bank in Pittsburgh
•
#8 bank Baltimore
•
#13 bank in Cleveland
(4)
Well-Positioned for Sustained
Growth
Consistent, Strong Operating
Results
•
High-quality earnings
•
Top-quartile profitability performance
•
Industry-leading, consistent organic loan growth results
•
Solid shareholder return -
5-year total return of 77%
(2)
•
Attractive dividend yield ranked among the top 15% of the top 100 U.S. banks and thrifts
•
Strong return on tangible common equity, expected to be further supported by planned
Yadkin acquisition
•
FNB currently trades at a discount to peers on an earnings basis
Superior Returns with Valuation
Upside

2009-2011
2012
2013
2014
2015
2016
PEOPLE
Talent Management
Strengthened team
through key hires;
Continuous team
development
Attract, retain, develop best talent
Chief Technology &
Chief Marketing Officer
Filled, Launched Project
Management Office,
Chief
Wholesale Banking
and Chief Consumer
Banking Officer Filled
Director
of Data Enterprise
Management, Director of
Product & Segment Strategy,
Director of Interest Rate Sales
& Marketing Filled
Geographic
Segmentation
Regional
model
Regional
Realignment
Created
5
&
6
Regions
Announced Pittsburgh
as HQ
Improved market share in
Central PA
PROCESS
Sales
Management/Cross Sell
Proprietary sales
management
system
developed &
implemented: Balanced
scorecards
Consumer
Banking Scorecards
Consumer Banking
Refinement/Daily Monitoring
Continued Utilization
Commercial Banking Sales Mgt.
Expansion to additional lines of business:
Private Banking, Insurance,
Wealth Management
Continued Enhancements
PRODUCT
Product Development
Deepened
product set
and niche areas allow
FNB to successfully
compete with larger
banks and gain share
Private
Banking,
ABL, Small Business Realignment
Treasury Mgt.
Capital Markets,
online and
mobile banking investment
/implementation –
Online banking enhancements,
mobile
banking and app
Online/mobile banking infrastructure
complete with mobile remote deposit
capture and online budgeting tools.
New website launched,
ApplePay™, International
Banking
Intelligent Teller Machines,
new retail product branding,
digital in-branch kiosks,
upgrades to mobile banking
app, new commercial banking
app
PRODUCTIVITY
Branch Optimization
Continuous
evolution of
branch network to
optimize profitability and
growth prospects
De-Novo
Expansion 13 Locations
BAC Branches
FITB Branches,
Opened innovative banking
center in State College, PA
Consolidate 8
Locations
Consolidate
37
Locations
Consolidate
7
Locations
Consolidate
1 Location
Consolidate
6 Locations
Consolidate 9
Locations
Acquisitions
Opportunistically expand
presence in attractive
markets
CB&T
PVSA
ANNB
PVFC
BCSB
OBAF
METR
YDKN Announced
Reposition
and
Reinvest
–
Long-Term
Plan
to
Build
Infrastructure
for
a
Larger
Organization
6
th
th

Acquisition Strategy Acquisition-Related Expansion Enhances Organic Growth FNB Announces Agreement to Acquire Yadkin Financial 7

Disciplined
Acquisition
Strategy
–
Platform
for
Organic
Growth
Disciplined and Consistent Acquisition Strategy
Strategy
Disciplined identification and focus on markets that offer
attractive consumer demographics and commercial opportunities
Provides geographic & portfolio diversification through increased number of commercial prospects providing further granularity of risk
Criteria
Shareholder value creation
Strategically relevant
Financially attractive, with limited diminution of capital
Fulfills stated investment thesis financial objectives
Evaluation
Targeted financial metrics and capital recoupment
Proficient and experienced due diligence team
Comprehensive due diligence process
Execution
Superior process for immediate conversion
Execute FNB’s proven, scalable, business model
Proven success assimilating FNB’s strong sales culture
Fully integrated into FNB’s risk and credit culture and processes
Deploy FNB’s credit underwriting platform and standards
Execution
Criteria
Strategy
Evaluation
8

$9.8
$12.0
$13.6
$16.1
$17.6
$21.2
$28.7
2011
2012
2013
2014
2015
Q2 2016
Q2 2016 Pro Forma
Yadkin
FNB’s Market Expansion Model has Delivered Strong Organic Growth…
2011 Total Assets: $9.8 bn
Pro Forma Q2 2016 Total Assets: $28.7 bn
10 Acquisitions since 2011
Total Assets
(in $ billions)
(1) Organic balances exclude initial respective balances acquired upon transaction close for BAC(9/2015), OBAF (9/2014), BCSB
(2/2014), PVFC (10/2013), ANNB (4/2013),
PVSA (1/2012) and CBT (1/2011).
2010 - 2015
Loans
Transaction Deposit
and Customer Repos
Total Growth
14.9%
15.2%
Organic Growth
(1)
9.2%
9.6%
9

Tangible Book Value per Share Growth Since 2009
Efficiency Ratio
… and Enhanced Operating Leverage Resulting in Tangible Book Value Growth
Peer Median
(2)
FNB
Source: SNL Financial.
(1)
Defined as the percentage change in operating revenue (net interest income + non-interest income, excluding realized gains on securities and nonrecurring revenue as
defined by SNL Financial) during the period less the percentage change in noninterest expense (excluding nonrecurring expense as
defined by SNL Financial).
(2)
Publicly traded banks with between $10 -
$50 billion in assets nationwide. Excludes banks who went public after 2009 and Investors Bancorp due to its conversion from a
MHC between 2009 and 2015.
Operating Leverage –
2009 to 2015
(1)
Peer Median
(2)
FNB
10
59%
62%
61%
62%
64%
63%
62%
62%
59%
60%
58%
59%
58%
56%
55%
57%
59%
61%
63%
65%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
$4.17
$4.40
$4.81
$4.93
$5.43
$5.99
$6.38
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
19.3%
(0.7%)

Yadkin: Compelling Strategic and Financial Rationale
Creates a Premier Middle
Market Regional Bank in
the Mid-Atlantic and
Southeast
Significant Long-Term
Shareholder Value Creation
Experienced Acquirer and
Proven Market Expansion
Model
(1) Includes Pittsburgh MSA, Baltimore MSA, Raleigh MSA, Charlotte MSA and the Piedmont Triad (Greensboro –
High Point MSA and Winston –
Salem MSA).
11
Extends FNB’s footprint into attractive high-growth metro markets in the Southeast
Transforms FNB’s growth profile with nearly half of pro forma franchise in large, attractive markets
Top 10 deposit market share in five major metro markets with population greater than 1 million
(1)
Nearly $30 billion in pro forma assets with increased scale and business opportunities
Leverages FNB’s investments in technology and compliance
Expertise and product set to deepen customer penetration
Expect high retention rate of market leadership and customer-facing employees
Empowers Yadkin’s experienced bankers
Well-positioned to attract additional in-market talent
Financially attractive transaction with conservative assumptions
Mid-to-high single digit earnings accretion
TBV per share earnback of 4.5 years
Modeled to flat interest rates for next five years
Drives positive operating leverage through organic growth of middle market C&I business, consumer banking and fee income and focused expense reductions
Positions FNB for long-term growth in a challenging interest rate and regulatory environment
Recent FNB acquisition of Metro has been closed and fully integrated
Comprehensive due diligence review and conservative credit mark
Pro forma capital ratios exceed well-capitalized levels and CRE concentration comfortably below regulatory guidance

Danville
Henderson
Durham
Rocky Mount
Edenton
Hickory
High Point
Salisbury
Sanford
Goldsboro
Greenville
Gastonia
Kinston
Monroe
Rockingham
Fayetteville
Concord
Jacksonville
Laurinburg
Lumberton
Whiteville
Florence
Columbia
Sumter
Myrtle Beach
Spartanburg
Pamlico Sound

Yadkin
FNB
Cleveland
Pittsburgh
Baltimore
Yadkin has top 10 market share in North Carolina’s most attractive markets
Yadkin Extends FNB’s Distribution Network Into Faster Growing Southeastern
Markets
Source:  SNL Financial. Based on FDIC deposit data as of June 30, 2015. Pro forma for closed FNB and Yadkin acquisitions. (1) Totals equal to the aggregate of all markets in which Yadkin or FNB has deposits. (2) Totals equal to weighted average by deposits in each market in which Yadkin or FNB has deposits. (3) Greensboro
–
High Point MSA and Winston –
Salem MSA. (4) Ranking for North Carolina.
Wilmington
Raleigh
Piedmont Triad
(3)
Charlotte
Harrisburg
Scranton
Philadelphia
Canton
Akron
Columbus
Cincinnati
Charleston
Annapolis
Knoxville
Columbia
12
Population
(mm)
(1)
Population
Growth
('10-'16)
(2)
Market
Rank
Branches
Deposits Pro Forma
($mm)
% of
Total
Yadkin Metro Markets
Raleigh MSA
1.3
12.7%
6
12
$1,064
5%
Greensboro -
High Point MSA
0.8
4.3
6
10
846
4
Charlotte MSA
2.4
9.9
8
18
784
4
Winston-Salem
MSA
0.7
2.9
4
18
779
4
Wilmington
MSA
0.3
9.6
6
5
366
2
Yadkin Total
9.7
7.0
7
100
5,203
25
FNB Total
25.6
0.0
330
15,963
75
FNB Pro Forma
35.3
1.7%
430
21,166
(4)

Significant Commercial Lending Opportunities Across FNB’s Footprint
Total C&I Businesses (000s)
(1)
Total Businesses (000s)
2013-2014 GDP Growth
(2)
Sales ($bn)
Source:
SNL Financial, U.S. Bureau of Economic Analysis, US Census Bureau. FNB Top Markets defined as the five markets outlined above. (1) Includes companies classified with the NAICS as Healthcare and Social Assistance, Wholesale Trade, Manufacturing or Transportation and Warehousing.  (2) Measured in current dollars. Total FNB Top
Markets is calculated based on total GDP growth in the markets.
FNB Existing
Yadkin
13
408
100
97
89
77
45
FNB Top
Markets
Baltimore
MSA
Pittsburgh
MSA
Charlotte
MSA
Cleveland
MSA
Raleigh
MSA
74
19
17
16
15
7
FNB Top
Markets
Pittsburgh
MSA
Baltimore
MSA
Charlotte
MSA
Cleveland
MSA
Raleigh
MSA
$932
$236
$227
$193
$180
$96
FNB Top
Markets
Pittsburgh
MSA
Baltimore
MSA
Charlotte
MSA
Cleveland
MSA
Raleigh
MSA
3.8%
4.6%
4.5%
4.3%
3.4%
2.9%
FNB Top
Markets
Raleigh
MSA
Pittsburgh
MSA
Charlotte
MSA
Baltimore
MSA
Cleveland
MSA

F.N.B. Corporation		YADKIN FINANCIAL CORPORATION
	F.N.B. Corporation		YADKIN FINANCIAL CORPORATION
	F.N.B. Corporation		YADKIN FINANCIAL CORPORATION
	F.N.B. Corporation	→	
	F.N.B. Corporation	→	
	F.N.B. Corporation		YADKIN FINANCIAL CORPORATION
		←	YADKIN FINANCIAL CORPORATION
		←	YADKIN FINANCIAL CORPORATION
	F.N.B. Corporation	→	
	F.N.B. Corporation	→	
	F.N.B. Corporation		YADKIN FINANCIAL CORPORATION
	F.N.B. Corporation		YADKIN FINANCIAL CORPORATION
	F.N.B. Corporation		YADKIN FINANCIAL CORPORATION
	F.N.B. Corporation	→	
	F.N.B. Corporation		YADKIN FINANCIAL CORPORATION
	F.N.B. Corporation	→	
	F.N.B. Corporation		YADKIN FINANCIAL CORPORATION

F.N.B. Corporation

Enhanced Product Offering Positions Company For Future Revenue Growth
The combined company will have a broader suite of products and services to offer new and existing commercial, wealth management and retail customers
(1) Includes estimated revenue loss from Durbin. Excludes impact of gain on sale of trust business.
(1)
(1)
14
Corporate Banking
Small Business Banking
Investment Real Estate Financing
International Banking
Asset-based Lending
Treasury Management
SBA Banking
Builder Finance
Capital Markets
Lease Financing
Mortgage Lending
Home Equity
Consumer Lending
Wealth Management / Trust
Brokerage / Investments
Private Banking
Insurance
Q2 Annualized Fee Income ($ millions)
206
57
Fee income / Average Assets
0.99%
0.77%
Product / Service

Yadkin: Transaction Overview
(1) Non-voting common stock shareholders will elect to receive FNB shares at the exchange ratio or cash equal to exchange ratio multiplied by FNB’s 20-day trailing average closing price ending on and including the fifth such trading day prior to the closing date. Yadkin has 200K non-voting common shares (0.4% of shares outstanding).
(2) Based on
FNB’s 20-day trailing average closing price of $12.66 as of July 20, 2016.
(3) Based on Yadkin TBV per share at June 30, 2016 of $12.28. (4) Net of existing credit mark of $43.7 million and current ALLL balance of $11.6 million.
Consideration
Fixed 2.16x exchange ratio; 100% stock
(1)
$27.35 per Yadkin share
(2)
Yadkin shareholders will own
~35% of FNB
Deal Value
Approximately $1.4 billion
(2)
Key Pricing Ratios
14.2x Price / 2017E EPS, based on Yadkin consensus estimates
11.2x Price / 2017E adjusted EPS with fully phased cost savings
2.23x Price / tangible book value
(3)
Required Approvals
Customary regulatory
FNB and Yadkin shareholders
Expected Closing
Q1 2017
Key Assumptions
Cost savings: 25% of Yadkin’s non-interest expense base, phased in 75% in 2017 and 100% thereafter
Credit mark: Gross mark at 3.6% of gross loans, representing a net credit mark of 2.6%
(4)
One-time transaction expenses: ~$100 million pre-tax
Core deposit intangible: 1.8% amortized over 10 years (SOYD)
Board Seat
One Yadkin Board member to join FNB Board following the closing of the transaction
Estimated Pro Forma
Impact
Accretive to GAAP EPS by ~5.5% and cash EPS by ~6.5% in 2018 and growing thereafter
TBV per share dilution: ~8.5% with 4.5 years earnback using crossover method and 14 months on a pro forma earnings basis
IRR: ~20%
No additional capital raise required –
HoldCo and Bank will remain well-capitalized in accordance with regulatory guidelines
15

Comprehensive due diligence process led by FNB’s cross-functional integration teams
Constructed a detailed bottoms-up five year financial forecast model incorporating assumptions from business due diligence teams
Extensive credit due diligence, including thorough loan file review and credit re-underwriting
Reviewed two-thirds of all commercial loan exposures
Thorough review of all compliance, legal and operational risks
Pro forma CRE concentration comfortably below regulatory guidance
Maximizing Execution Certainty
Thorough Due Diligence Process
Keys to Successful Integration
Highly
experienced
integrator
–
successfully
converted
nine
bank
/
branch
acquisitions
since
2010
Developed proprietary step-by-step playbook
Dedicated integration teams led by experienced management from large institutions
Systems / Operational
Integration
Current leadership will remain highly involved post closing
Steve Jones, Chief Banking Officer, will lead North and South Carolina market
Expect high retention of market leadership and customer-facing employees
Well-positioned to attract additional in-market talent to supplement existing teams
People Integration / Local
Management Team
Similar customer-focused, commercially oriented business model
FNB consistently recognized as a top-tier employer in its major markets
Culture
Deeply embedded in FNB’s culture and processes
Built a robust and scalable compliance, risk management and technology infrastructure
Risk Management
Proactive outreach and discussion of transaction benefits
Increased products and services
Focus on building community brand awareness
Customers / Communities
16

The amount of time until the projected TBV
per share for the combined company
exceeds the standalone FNB projected TBV
per share
Restructuring charge at close included in
initial dilution, remainder of restructuring
charge reflected in projected TBV per share
Combined Earnings
Crossover Method
The amount of time until the projected TBV
per share for the combined company
exceeds the standalone FNB TBV per share
at close (i.e. before dilution)
Restructuring charge at close included in
initial dilution, remainder of restructuring
charge reflected in pro forma projected
TBV
~4.5 Years
14 Months
Static Method
“Quick and dirty” estimate of earnback
based on TBV per share dilution at close
divided by cash EPS accretion in the first
year (2018)
Does not give any credit for future earnings
growth
Includes only the restructuring charge
incurred at close
~8.5 Years
Yadkin: Tangible Book Value Per Share Earnback Approaches
17
Close
2017
2018
2019
2020
2021
2022
Standalone
Pro Forma
Close
2017
2018
2019
Standalone
Pro Forma

Operating Results 2Q16 Highlights and Trends 18

Full
Year
Financial
Highlights
–
Annual
Trends
2015
2014
2013
2012
2011
Quality
Operating
Earnings
(1)
Net income available to common shareholders
($ millions)
$153.7
$135.6
$123.5
$117.8
$90.3
Earnings
per diluted common share
$0.87
$0.80
$0.84
$0.84
$0.72
Profitability
Performance
ROTCE
(1)
14.52%
14.72%
17.35%
18.75%
16.32%
ROTA
(1)
1.06%
1.06%
1.09%
1.12%
1.02%
Net interest
margin
3.42%
3.59%
3.65%
3.73%
3.79%
Core net interest
margin
3.39%
3.55%
3.62%
3.67%
3.79%
Efficiency ratio
56.1%
57.2%
58.9%
57.7%
59.7%
Strong
Balance
Sheet
Organic Growth
Trends
(2)
Total
loan growth
9.7%
9.0%
6.3%
4.3%
5.2%
Commercial
loan growth
8.6%
9.1%
7.1%
5.4%
5.8%
Consumer loan
growth
(3)
11.4%
13.8%
12.8%
7.4%
4.4%
Transaction deposits and customer repo growth
(4)
7.4%
6.3%
7.9%
9.6%
8.0%
(1)
Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2) Full-year average organic growth results.  Organic growth results exclude initial balances acquired in the following acquisitions; BofA 3Q15, OBAF 3Q14, BCSB 1Q14, PVFC 4Q13, ANNB 2Q13, PVSA 1Q12,
CB&T 1Q11; (3) Consumer includes Residential, Direct Installment, Indirect Installment and Consumer LOC portfolios; (4) Total deposits excluding time deposits.
19

2Q16 Operating Highlights
Continued Momentum and Positive Trends
(All comparisons refer to the first quarter of 2016, except as noted)
Operating
(1)
net income available to common shareholders of $46.1 million; operating earnings per diluted common share of $0.22
Continued revenue growth and diligent expense management
Record total operating revenue of $208
million
(1)
; Linked-quarter revenue growth achieved for
fourteen straight quarters
Positive results from previous investments made in fee-based business units; mortgage banking, insurance, wealth management and capital markets
Solid organic loan growth results
Total average organic loan growth of 4.3% annualized, marks 28 consecutive linked-quarter of
total organic growth
0.3% annualized commercial loan growth (impacted by acquired commercial loan sales); 9.7%
annualized consumer loan growth
(2)
Solid organic deposit and customer repo growth results
Total average organic deposit and customer repo growth of 3.8% annualized; total average organic transaction deposit and customer repo growth of 4.3% annualized
(1) Operating results, a non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2) Includes
Direct Installment, Indirect Installment, Residential and Consumer LOC portfolios.
20
th

2Q16 Operating Highlights (cont’d)
Continued Positive Trends (All comparisons refer to the first quarter of 2016, except as noted)
Solid profitability performance
Return
on
average
tangible
assets
of
1.04%
(1)
,
Return
on
average
tangible
common
equity
of
14.70%
(1)
Core net interest margin
(2)
of 3.35%, slightly compressed from the first quarter of 2016.
Efficiency ratio of 55.4%, compared to 56.4% in the prior quarter and 56.0% in the year-ago quarter.
Second quarter 2016 reflects the seventeenth consecutive quarter below 60%
2Q16 Strategic Developments and Corporate Recognition
On April 22, 2016, closed the acquisition on Pittsburgh area Fifth Third branches
Recognized as Top Workplace in Northeastern Ohio by the Cleveland Plain Dealer.
(1) Operating results, a non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2) Excluding accretable yield adjustments associated with acquired loan accounting
21

2Q16
Financial
Highlights
–
Quarterly
Trends
Current
Quarter
2Q16
Previous
Quarter
1Q16
Prior-Year
Quarter
2Q15
Operating
Earnings
(1)
NI available to common shareholders ($ millions)
$46.1
$40.7
$38.4
Earnings
per diluted common share
$0.22
$0.21
$0.22
Profitability
Performance
ROTCE
(1)
14.70%
13.71%
14.72%
ROTA
(1)
1.04%
1.01%
1.08%
Reported
net interest
margin
3.41%
3.40%
3.43%
Core net interest
margin
(2)
3.35%
3.38%
3.39%
Efficiency ratio
55.4%
56.4%
56.0%
Strong
Balance
Sheet
Organic Growth
Trends
(Average,
%
Annualized)
(3)
Total
loan growth
4.3%
8.2%
8.8%
Commercial
loan growth
0.3%
11.3%
9.6%
Consumer loan
growth
(4)
9.7%
4.5%
7.6%
Total deposit and customer repo growth
3.8%
6.2%
7.0%
Transaction
deposits and customer repo
growth
(5)
4.3%
7.9%
9.4%
(1) Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2) Excluding accretable yield adjustments associated with acquired loan accounting; (3) Average, annualized linked quarter organic growth results.
Organic growth results exclude initial balances acquired via acquisition; (4) Includes Direct Installment, Indirect Installment,
Residential and Consumer LOC portfolios; (5) Total deposits excluding time deposits.
22

Investment Thesis Long-Term Investment Thesis 23

Strengthens FNB’s Long Term Investment Thesis
FNB’s long-term investment thesis remains unchanged with a commitment to efficient capital management and creating value for our combined shareholders
Long-Term Investment Thesis: Targeted Annual Total Return for Shareholders of 9-12%
Thesis Centered on a Balanced Combination of Capital Management, EPS Growth and Dividend Yield
Efficient Capital
Management
Sustainable, Profitable
Growth
Attractive Dividend Yield
(1) Dividend yield based on FNB stock price as of August 5, 2016. Top 100 banks and thrifts based on market cap.
24
Disciplined, profitable deployment of capital, both organically and acquisition-related, to deliver sustained EPS growth
Commitment to an attractive dividend, balanced with growth and capital objectives
Current dividend yield of 3.8% ranks in the top 15% among the top 100 U.S. banks and thrifts
(1)
Retain capital needed to support organic growth
Maintain capital levels commensurate with lower-risk profile
Optimize risk / reward balance
New metro markets represent a significant opportunity to continue organic growth

Source: SNL Financial. Market data as of 8/9/2016. All estimates are based on median consensus.
(1) Publicly traded banks with between $10 -
$50 billion in assets nationwide. (2) Refer to appendix for Non-GAAP reconciliation
Despite
strong
pro
forma
metrics,
FNB
currently
trades
at
a
discount
to
peers
(1)
Creating a Top Performing Bank with Superior Returns
2Q16 Operating ROATCE
(2)
P / 2016E EPS
P / 2017E EPS
2Q16 Net Interest Margin
2Q16 Efficiency Ratio
2Q16 Operating ROTA
(2)
13.6x
16.6x
15.4x
14.2x
FNB
Peer Upper
Quartile
Peer Median
Peer Lower
Quartile
12.4x
14.9x
13.8x
13.0x
FNB
Peer Upper
Quartile
Peer Median
Peer Lower
Quartile
25
55%
14.7%
1.0%
3.4%
3.7%
3.3%
3.1
%
FNB
Peer Upper
Quartile
Peer Median
Peer Lower
Quartile
1.2%
1.0%
0.8%
FNB
Peer Upper
Quartile
Peer Median
Peer Lower
Quartile
49%
61%
67%
FNB
Peer Upper
Quartile
Peer Median
Peer Lower
Quartile
14.2%
11.2%
9.6%
FNB
Peer Upper
Quartile
Peer Median
Peer Lower
Quartile

Pro Forma Capital Levels Position FNB for Future Growth
Total Capital Ratio
Note: Well-capitalized requirements in accordance with Basel III standards.
Tier 1 Common Ratio
Tier 1 Ratio
TCE / TA
6.7%
6.9%
FNB 6/30/16
Pro Forma
at Close
6.5%
9.2%
Well-Capitalized
Requirement
Pro Forma
at Close
8.0%
9.6%
Well-Capitalized
Requirement
Pro Forma
at Close
10.0%
11.5%
Well-Capitalized
Requirement
Pro Forma
at Close
FNB’s pro forma capital ratios are expected to exceed well-capitalized thresholds
26

P/ 2016E TBV (x)
F.N.B. Corporation

F.N.B. Corporation

Source: SNL Financial. Market data as of 8/9/2016. All estimates are based on median consensus.
(1) Publicly traded banks with between $10 -
$50 billion in assets nationwide.
Bank tangible book value valuation is highly correlated to returns on equity
Transaction
Impact:
Significant
upside
Relative Valuation Compared to Peers
27
R² = 78%
0.50x
0.75x
1.00x
1.25x
1.50x
1.75x
2.00x
2.25x
2.50x
2.75x
3.00x
5%
6%
7%
8%
9%
10%
11%
12%
13%
14%
15%
16%
17%
18%
19%
20%
2017E ROATCE (%)

Dividend Yield Trends Relative to Peers
Dividend Yield as of Respective Period-End
(1)
FNB %
Ranking
(2)
2012
91
2013
91
2014
87
2015
84
2Q16
87
(1) Represents
annualized
dividend
yield
based
on
share
price
on
last
trading
day
for
each
period
shown;
(2)
Percentile
ranking
relative
to
peer
median
results for each period shown.  Peer data per SNL Financial.
28
3.83%
3.60%
3.60%
3.80%
4.52%
2.28%
2.12%
1.87%
1.72%
1.95%
2Q16
2015
2014
2013
2012
FNB
Peer Median
st
st
th
th
th

Supplemental Information 29

Supplemental Information Index
Yadkin Transaction Tangible Book Value per Share Dilution
Diversified Loan Portfolio
Deposits and Customer Repurchase Agreements
Investment Portfolio
Regency Finance Company Profile
Peer Group Listing
GAAP to Non-GAAP Reconciliation
30

Yadkin: Tangible Book Value per Share Dilution Calculation
31
Net Credit Mark Calculation
Total loans at June 30, 2016
5,408
Disclosed gross credit mark
3.6%
Gross credit mark
192
Deductions:
Existing loan loss reserves
(12)
Existing YDKN credit marks from prior acquisitions
(44)
Net Mark
137
Tax
36%
After tax
87
$ millions
Millions of
shares
$ per share
1. YDKN Standalone TBV Roll Forward
YDKN TBV as of June 30, 2016
$634
51.6
12.28
Three Quarters of Consensus Median Earnings Prior to Close
1.32
Three Quarters of $0.10 Per Share Common Dividends
(0.30)
Intangible Amoritzation
5.0
0.10
Standalone YDKN Tangible Book Value at Close
691
51.6
13.40
2. Calculation of Intangibles Created
Yadkin TCE at close
691
(+) Net After-tax Credit Mark
(87)
Adjusted Tangible Book Value
604
Deal Value
1,410
Excess over Adjusted TBV
807
(+) CDI Created
(63)
(+) DTL on CDI
23
Goodwill created
766
Core Deposit Intangible
63
Total Intangibles Created
829
3. Calculation of TBV Dilution on Pro Forma FNB
Standalone FNB Tangible Book Value at Close
1,402
210.1
6.67
Equity Consideration to Yadkin
1,410
111.4
Goodwill and Intangibles Created
(829)
(+) After Tax Acquisition Expenses
(22)
Pro Forma FNB Tangible Book Value at Close
1,960
321.5
6.10
TBV Dilution at Close (%)
8.5%

Diversified Loan Portfolio
Note: Balance, CAGR and % of Portfolio based on period-end balances
6/30/2016
CAGR
% of Portfolio
($ in millions)
Balance
12/31/11-
6/30/2016
12/31/11
6/30/2016
C&I
$3,015
19.3%
20%
21%
CRE:  Non-Owner Occupied
3,374
25.9%
17%
23%
CRE:
Owner Occupied
1,982
13.0%
17%
14%
Commercial Leasing
265
21.3%
2%
2%
Total Commercial
$8,636
19.9%
56%
60%
Consumer
Home Equity
2,818
16.7%
21%
20%
Residential
Mortgage
1,647
24.2%
10%
11%
Indirect
1,063
16.9%
8%
7%
Other
209
4.7%
3%
1%
Regency
188
3.1%
2%
1%
Total Loan Portfolio
$14,563
18.2%
100%
100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$14.6 Billion Loan Portfolio
June 30, 2016
C&I + Owner Occupied CRE =
34% of Total Loan Portfolio
32
Commercial &
Industrial
21%
Consumer
Home Equity
19%
Residential
Mortgage 11%
Indirect 7%
Other 1%
Regency 1%
Commercial
Leases
2%
CRE: Non-
Owner
Occupied
23%
CRE: Owner
Occupied 14%

Deposits and Customer Repurchase Agreements
Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2011 through June 30, 2016
6/30/2016
CAGR
(2)
Mix
%
($ in millions)
Balance
12/31/11
-
6/30/16
12/31/11
6/30/16
Savings,
NOW, MMDA
$8,942
21.0%
48%
57%
Non-Interest Bearing
3,969
27.3%
17%
25%
Time Deposits
2,618
4.4%
27%
17%
Customer
Repos
280
-17.0%
8%
2%
Total
Deposits and
Customer Repo Agreements
$15,808
16.5%
100%
100%
Transaction
Deposits
(1)
and
Customer Repo
Agreements
$13,191
20.1%
73%
83%
Loans to Deposits
and Customer Repo Agreements Ratio =
92% at June 30, 2016
New client acquisition and relationship-based focus reflected in favorable deposit mix
–
16.5% average growth for transaction deposits and customer repo agreements
(2)
–
83% of total deposits and customer repo agreements are transaction-based deposits
(1)
$15.8 Billion Deposits and
Customer Repo Agreements
June 30, 2016
33
Non-Interest
Bearing
25%
Savings, NOW,
MMDA
57%
Customer
Repos
2%
Time Deposits
17%

%
Ratings
($ in millions
(1)
)
Portfolio
Investment %
Agency MBS
$1,997
48%
AAA
100%
CMO Agency
1,114
27%
AAA
100%
Agency Senior Notes
674
16%
AAA
100%
Municipals
314
7%
AAA
AA
A
BBB
2%
78%
20%
<1%
Commercial MBS
(2)
54
1%
AAA
100%
US Treasury
31
1%
AAA
100%
Other
14
<1%
Various/
NR
Total Investment Portfolio
$4,198
100%
98% of total portfolio rated AA or better, 99% rated A or better
Relatively low duration of 3.0
Municipal bond portfolio
Highly rated with an average rating of AA and 80.0% of the portfolio rated
A or better
General obligation bonds = 99.8% of portfolio
96% from municipalities located throughout Pennsylvania, Ohio and
Maryland.
Ratings
0.5%
Investment Portfolio
(1)
Amounts reflect GAAP
(2)
Comprised of Ginnie Mae Project Loans and FNMA DUS bond holdings
Highly Rated $4.2 Billion Investment Portfolio
June 30, 2016
Composition
34
Available for
Sale, 51%
Held to
Maturity, 49%
AAA,
92.4%
AA,
5.8%
A, 1.6%
BBB,BB,B
CCC,CC,Ca,C
Non-Rated

Consumer finance business with over 80 years of consumer lending experience
Credit quality: 2Q16 net charge-offs to average loans of 3.63%
Returns: 2Q16: ROA 4.02%, ROE 45.60%, ROTE 51.13%
Regency Finance Company Profile
Tennessee
Ohio
Pennsylvania
Kentucky
77 Locations
Spanning Four
States
Regency Finance Company
$188 Million Loan Portfolio
89% of Real Estate Loans are First Mortgages
35
18%
1%
17%
64%
Sales Finance
Deferred Loan Fees
Real Estate
Direct

Peer Group Listing
36
Ticker
Institution
Ticker
Institution
ASB
Associated Bancorp
MBFI
MB Financial, Inc.
BANC
Banc of California, Inc.
NYCB
New York Community Bancorp, Inc.
BKU
BankUnited, Inc.
ONB
Old National Bancorp
BOH
Bank of Hawaii Corporation
OZRK
Bank of the Ozarks, Inc.
BOKF
BOK Financial Corporation
PACW
PacWest Bancorp
BPOP
Popular, Inc.
PB
Prosperity Bancshares, Inc.
BXS
BancorpSouth, Inc.
PBCT
People’s United Financial, Inc.
CATY
Cathay General Bancorp
SBNY
Signature Bank
CBSH
Commerce Bancshares, Inc.
SIVB
SVB Financial Group
CFR
Cullen/Frost Bankers, Inc.
SNV
Synovus
Financial Corp.
EWBC
East West Bancorp, Inc.
STL
Sterling Bancorp
FBC
Flagstar Bancorp, Inc.
TCB
TCF Financial Corp.
FBP
First Bancorp.
TCBI
Texas Capital Bancshares, Inc.
FCNCA
First Citizens BancShares, Inc.
TRMK
Trustmark  Corp.
FHB
First Hawaiian, Inc.
UBSI
United Bankshares
FHN
First Horizon National Corp.
UMBF
UMB Financial Corp.
FMBI
First Midwest Bancorp
UMPQ
Umpqua Holdings Corporation
FULT
Fulton Financial Corp
VLY
Valley National Bancorp
GWB
Great Western Bancorp, Inc.
WAFD
Washington Federal, Inc.
HBHC
Hancock Holding Company
WAL
Western Alliance Bancorporation
HTH
Hilltop Holdings Inc.
WBS
Webster Financial Corporation
IBKC
IBERIABANK Corporation
WTFC
Wintrust
Financial Corporation
ISBC
Investors Bancorp, Inc.

GAAP to Non-GAAP Reconciliation
Operating Return on Average Tangible Common Equity
Operating Return on Average Tangible Assets
June 30, 2016
March 31, 2016
December 31, 2015
September 30, 2015
June 30, 2015
Operating net income
Net income available to common shareholders
39,290
$
24,122
$
37,111
$
38,043
$
38,121
$
Add: Merger, acquisition and severance costs, net of tax
10,551

24,940

1,350

1,312

371

Add: Tax benefit of merger costs
(3,693)

(8,411)

(360)

(459)

(130)

Operating net income available to common shareholders
46,148
$
40,651
$
38,102
$
38,896
$
38,362
$
Operating diluted earnings per share
Diluted earnings per common share
0.19
$
0.12
$
0.21
$
0.22
$
0.22
$
Add: Merger, acquisition and severance costs, net of tax
0.05

0.13

0.01

0.00

0.00

Add: Tax benefit of merger costs
(0.02)

(0.04)

(0.00)

(0.00)

(0.00)

Operating diluted earnings per common share
0.22
$
0.21
$
0.22
$
0.22
$
0.22
$
Operating return on average tangible common equity
Operating net income avail to common shareholders (annualized)
185,606
$
163,925
$
151,174
$
154,312
$
153,870
$
Amortization of intangibles, net of tax (annualized)
10,551

8,404

6,965

6,711

6,751

196,157
$
172,329
$
158,139
$
161,023
$
160,621
$
Average shareholders' common equity
2,425,345
$
2,222,835
$
1,992,710
$
1,975,162
$
1,959,143
$
Less: Average intangible assets
1,090,542

965,594

870,843

869,110

868,133

Average tangible common equity
1,334,802
$
1,257,240
$
1,121,865
$
1,106,052
$
1,091,010
$
Operating return on average tangible common equity
14.70%
13.71%
14.10%
14.56%
14.72%
Operating return on average tangible assets
Operating net income (annualized)
193,691
$
172,010
$
159,149
$
162,287
$
161,933
$
Amortization of intangibles, net of tax (annualized)
10,551

8,404

6,965

6,711

6,751

204,242
$
180,414
$
166,114
$
168,998
$
168,684
$
Average total assets
20,780,413
$
18,916,639
$
17,076,285
$
16,732,310
$
16,457,166
$
Less: Average intangible assets
1,090,542

965,595

870,843

869,110

868,133

Average tangible assets
19,689,871
$
17,951,044
$
16,205,441
$
15,863,200
$
15,589,034
$
Operating return on average tangible assets
1.04%
1.01%
1.03%
1.07%
1.08%
For the Quarter Ended
37

GAAP to Non-GAAP Reconciliation
Total Operating Revenue
June 30, 2016
March 31, 2016
December 31, 2015
September 30, 2015
June 30, 2015
Total Revenue
Net Interest Income (FTE)
157,160
$
142,817
$
129,430
$
127,151
$
125,572
$
Non-Interest Income
51,411

46,044

43,117

41,359

39,752

Less: Non-Operating Adjustments
Gain on redemption of TPS
-

(2,442)

-

-

-

Gain (Loss) on Sale of Securities
(226)

(71)

(503)

(314)

(14)

Total Operating Revenue
208,344
$
186,348
$
172,044
$
168,197
$
165,310
$
For the Quarter Ended
38